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                                                                  EXHIBIT 23.2


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated November 17, 1999, included in the Billing Concepts Corp. Form 10-K for the year ended September 30, 1999, and to all references to our firm included in this Registration Statement.


                                       /s/ Arthur Andersen LLP


San Antonio, Texas
May 17, 2000